UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024

MONOPAR THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39070	32-0463781
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Skokie Blvd., Suite 350, Wilmette, IL	60091
(Address of principal executive offices)	(Zip Code)

(847) 388-0349
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MNPR	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 30, 2024, after a career spanning more than 35 years, Kim R. Tsuchimoto, the Chief Financial Officer of Monopar Therapeutics Inc. (“Monopar” or the “Company”), will be retiring.  As of such date, Ms. Tsuchimoto will no longer serve as the Company’s principal financial officer or principal accounting officer.  Ms. Tsuchimoto will continue to serve on the Company’s Board of Directors.

On May 23, 2024, the Company’s Board of Directors appointed, Karthik Radhakrishnan, age 53, to succeed Ms. Tsuchimoto as Monopar’s Chief Financial Officer, principal accounting officer and principal financial officer effective July 1, 2024. Monopar has been working over the past 6-plus months on a consulting basis with Mr. Radhakrishnan who brings over 20 years of financial strategy, investment and public company experience.  Since January 2017, Mr. Radhakrishnan has served as President and founder of Titania Partners LLC, a management consulting firm focused on the life science sector during which time he served as Chief Financial Officer of Santalis Pharmaceuticals, Inc. and Chief Executive Officer of Asylia Therapeutics, Inc. Mr. Radhakrishnan also serves as President of Titania Investments, LLC, a family office Registered Investment Advisor. He has also previously served as Chief Financial Officer of Opexa Therapeutics, Inc. (formerly Nasdaq: OPXA) and before that as Vice President at ING Investment Management in New York. Mr. Radhakrishnan is a Certified Financial Advisor charter holder and holds a B.S. in Chemical Engineering from Indian Institute of Technology, an M.S. in Civil and Environmental Engineering from State University of New York at Buffalo and an M.B.A. from University of Michigan Business School.

In connection with his appointment as Chief Financial Officer, Mr. Radhakrishnan will receive an annual salary of $384,800, an annual target bonus of up to 35% of base salary and stock options to purchase 125,000 of Monopar’s Common stock to vest 6/48ths on December 31, 2024 and 1/48th per month thereafter under Monopar’s 2016 Stock Incentive Plan, as amended. The stock options expire 10 years from the grant date, which will be July 1, 2024.

Mr. Radhakrishnan has not engaged in any transaction that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

Item 7.01  Regulation FD Disclosure.

On May 24, 2024, the Company issued a press release announcing the management changes described above.

The press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release Dated May 24, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monopar Therapeutics Inc.

Date: May 24, 2024	By:	/s/ Kim R. Tsuchimoto
	Name:	Kim R. Tsuchimoto
	Title:	Chief Financial Officer and Director